         UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
    Date of Report (Date of earliest event reported) November 15, 1999

                      AURIC ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)

           NEVADA                                 91-1950699
 (State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization                   Identification Number

10 Office Park Rd, Suite 222,
Carolina Building, Hilton Head, SC                         29928
 (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (843) 686-5590 31

Item 1. Changes in Control of Registrant - On November 15, 1999 Auric entered into an Agreement and Plan of Reorganization with Freedom Golf Corporation, a Colorado corporation. Pursuant to the Agreement and Plan of Reorganization, Auric is acquiring 100% of Freedom in exchange for the initial issuance of 9,820,206 Auric Common Shares to the
current shareholders of Freedom.   As a result, the control of Auric
will be transferred to the shareholders of Freedom.

Item 2. Acquisition or Disposition of Assets. - None

Item 3. Bankruptcy or Receivership. None.

Item 4. Changes in Registrant's Certifying Accountant. None.

Item 5. Other Events. None

Item 6. Resignation of Registrant's Directors. None

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

REPORT OF INDEPENDENT AUDITORS


Board of Directors and Shareholders
Freedom Golf Corporation


We have audited the accompanying balance sheet of Freedom Golf Corporation as of September 30, 1999, and the related statements of operations, changes in stockholders' equity, and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Freedom Golf Corporation as of September 30, 1999, and the results of its operations, and its cash flows for each of the two years then ended, in conformity with generally accepted accounting principles.





                            James E. Scheifley & Associates, P.C.
                            Certified Public Accountants

Englewood, Colorado
4-Nov-99

              Freedom Golf Corporation
                   Balance Sheet
                 September 30, 1999


                       ASSETS

Current assets:
  Cash                                               $       246
  Accounts receivable - trade, net of allowance for
    doubtful accounts of $2,281                              746
  Inventory                                               48,185
  Prepaid expenses and deposits                           30,524
                                                      ----------
      Total current assets                                79,701

Property and equipment, at cost, net of
  accumulated depreciation of $4,768                       7,171

Deposit                                                    2,000
Patents, net of accumulated amortization of $7,778        92,222
                                                      ----------
                                                        $181,094
        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Note payable - bank                                     20,945
  Notes payable - others                                 140,626
  Accounts payable - trade                                43,971
  Advances from officer                                   17,653
  Accrued salaries                                       232,500
  Accrued interest                                         6,092
                                                      ----------
      Total current liabilities                          461,787


Stockholders' equity:
 Common stock, no par value,
  100,000,000 shares authorized,
  9,694,880 shares issued and outstanding              1,288,080
 Unearned services                                      (201,389)
 Accumulated deficit                                  (1,367,384)
                                                      ----------
                                                        (280,693)
                                                      ----------
                                                        $181,094




  See accompanying notes to financial statements.

          Freedom Golf Corporation
          Statements of Operations
  Years Ended September 30, 1999 and 1998

                                                  1999            1998
Sales, net                                   $   88,736      $   38,953
Cost of sales                                    94,837           8,847
                                             ----------      ----------
Gross profit (loss)                              (6,101)         30,106

Selling, general and administrative expenses    672,595         454,929
                                             ----------      ----------
(Loss) from operations                         (678,696)       (424,823)

Other income and (expense):
  Interest expense                              (17,836)        (15,461)
  Other income                                       39             174
                                             ----------      ----------
                                                (17,836)        (15,287)

(Loss) before income taxes                     (696,532)       (440,110)
Provision for income taxes                         -               -
                                             ----------      ----------
Net (loss)                                   $ (696,532)     $ (440,110)


Basic and fully diluted (loss) per share:
 Net income (loss)                           $    (0.10)     $    (0.07)

 Weighted average shares outstanding          7,106,240       6,111,675





See accompanying notes to financial statements.

       Freedom Golf Corporation
  Statement of Stockholders' Equity
Years Ended September 30, 1999 and 1998

<CAPTION
                                          Common                    Unearned     Accumulated
                                          Shares        Amount       Services      Deficit        Total
Balance at September 30, 1997           5,884,600     $  160,060  $      -       $ (230,742)    $ (70,682)

Common stock sold for cash                367,400        145,643         -             -          145,643
Compensation value of stock
 sold at discounted price                    -            38,057         -             -           38,057

Common stock issued for services          215,600        115,300         -             -          115,300

Net (loss) for the year                      -              -            -         (440,110)     (440,110)
                                      -----------    -----------  -----------    ----------    ----------
Balance, September 30, 1998             6,467,600        459,060         -         (670,852)     (211,792)

Common stock sold for cash              1,139,280        239,720         -             -          239,720
Compensation value of stock
 sold at discounted price                    -            77,800         -             -           77,800
Stock issue costs                            -            (8,000)        -             -           (8,000)

Common stock issued for services        1,932,400        468,800     (201,389)         -          267,411

Common stock issued for interest          100,000         25,000         -             -           25,000

Common stock issued for debt conversion    45,600         25,700         -             -           25,700


Net (loss) for the year                      -              -            -         (696,532)     (696,532)
                                      -----------    -----------  -----------    ----------    ----------
Balance, September 30, 1999             9,684,880    $ 1,288,080  $  (201,389)  $(1,367,384    $ (280,693)




See accompanying notes to financial statements.

          Freedom Golf Corporation
          Statements of Cash Flows
   Years Ended September 30, 1999 and 1998

                                                        1999         1998
Net income (loss)                                  $  (696,532)   $ (440,110)
  Adjustments to reconcile net income (loss) to net
   cash provided by operating activities:
   Depreciation and amortization                         8,151         3,363
   Stock issued for services                           337,211       153,357
   Stock issued for interest                            25,000             -
Changes in assets and liabilities:
    (Increase) decrease in accounts receivable            (528)         (221)
    (Increase) decrease in inventory                     1,864       (27,455)
    (Increase) decrease in prepaid expenses            (30,524)            -
    Increase (decrease) in accounts payable                709        39,296
    Increase (decrease) in accrued salaries             78,800       103,585
    Increase (decrease) in accrued expenses               (508)        7,159
                                                    ----------     ---------
       Total adjustments                               420,173       279,084
                                                    ----------     ---------
  Net cash provided by
   operating activities                               (276,357)     (161,026)
                                                    ----------     ---------
Cash flows from investing activities:
   Purchase of license agreement                          -         (100,000)
   Acquisition of property and equipment                (2,727)         (552)
   Increase in lease deposit                            (1,000)       (1,000)
                                                    ----------     ---------
Net cash (used in) investing activities                 (3,727)     (101,552)
                                                    ----------     ---------
Cash flows from financing activities:
   Common stock sold for cash                          239,720       145,643
   Proceeds from bank loan                                -           25,282
   Repayment of bank loan                               (3,799)         (538)
   Officer aadvance                                      5,500          -
   Repayment of officer loans                           (6,154)       (9,787)
   Proceeds from notes payanle                         173,624       164,900
   Repayment of notes payable                         (128,561)      (63,473)
                                                    ----------     ---------
  Net cash (used in)
   financing activities                                280,330       262,027
                                                    ----------     ---------
Increase (decrease) in cash                                246          (551)
Cash and cash equivalents,
 beginning of period                                         -           551
                                                    ----------     ---------
Cash and cash equivalents,
 end of period                                      $      246     $       -


See accompanying notes to financial statements.

       Freedom Golf Corporation
       Statements of Cash Flows
Years Ended September 30, 1999 and 1998

                                             1999       1998

Supplemental cash flow information:
   Cash paid for interest               $    10,661   $   10,599
   Cash paid for income taxes           $      -      $     -

                  Freedom Golf Corporation
              Notes to Financial Statements
                      September 30, 1999


Note 1. Organization and Summary of Significant Accounting Policies.

The Company was incorporated in Colorado on December 18, 1996 and has elected to be taxes as a "C" corporation. The Company has developed and is marketing a line of custom fitted golf clubs. Limited sales of the Company's products began in 1998. The Company has chosen
September 30th as the end of its fiscal year.

     Inventory:
Inventory is valued at the lower of cost or market on a first-in first-out basis and consists primarily of finished goods, which includes fully assembled golf clubs and promotional items and raw materials for the assembly of additional golf clubs.

     Property, Plant and Equipment:
Property, plant and equipment are recorded at cost and are depreciated based upon estimated useful lives using the straight-line method. Estimated useful lives range from 3 to 5 years for furniture and fixtures and from 5 to 10 years for equipment.

     Revenue Recognition:
Revenue is recognized at the time the product is delivered or the service is performed. Provision for sales returns will be estimated based on the Company's historical return experience.

     Intangible Assets and Long Lived Assets:
The Company makes reviews for the impairment of long-lived assets and certain identifiable intangibles whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Under SFAS No. 121, an impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount. No such impairment losses have been identified by the Company for the period ended September 30, 1999.

      Cash:
For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with maturity of three months or less to be cash equivalents.

     Estimates:
The preparation of the Company's financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

     Advertising costs:
Advertising costs are charged to operations when the advertising first takes place. Advertising costs charged to operations were $76,720 and $87,928 for the years ended September 30, 1999 and 1998 respectively.

     Fair value of financial instruments
The Company's short-term financial instruments consist of cash and cash equivalents, accounts and loans receivable, and payables and accruals. The carrying amounts of these financial instruments approximates fair value because of their short-term maturities. Financial instrument that potentially subjects the Company to a concentration of credit risk consists principally of cash. During the year the Company did not maintain cash deposits at financial institutions in excess of the $100,000 limit covered by the Federal Deposit Insurance Corporation. The Company does not hold or issue financial instruments for trading purposes nor does it hold or issue interest rate or leveraged derivative financial instruments

     Stock-based Compensation
The Company adopted Statement of Financial Accounting Standard No. 123 (FAS 123), Accounting for Stock-Based Compensation at its inception. Upon adoption of FAS 123, the Company continued to measure compensation expense for its stock-based employee compensation plans using the intrinsic value method prescribed by APB No. 25, Accounting for Stock Issued to Employees. The Company paid stock based compensation during the years ended September 30, 1999 and 1998 as described in Note 4.

New Accounting Pronouncements
SFAS No. 130, "Reporting Comprehensive Income", establishes guidelines for all items that are to be recognized under accounting standards as components of comprehensive income to be reported in the financial statements. The statement is effective for all periods beginning after December 10, 1997 and reclassification financial statements for earlier periods will be required for comparative purposes. The adoption of SFAS No. 130 has had no impact on the Company, as the Company has not engaged in transactions that would generate other comprehensive income as defined in the statement.

In March 1998, the American Institute of Certified Public Accountants issued Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides authoritative guidance on when internal-use software costs should be capitalized and when these costs should be expensed as incurred. The Company adopted SOP 98-1 at its inception. The adoption of SOP 98-1 has had no impact on the Company, as the Company has not engaged in transactions that would are whose accounting treatment is prescribed by the statement.

Effective December 31, 1998, the Company adopted SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131"). SFAS 131 superseded SFAS No. 14, Financial Reporting for Segments of a Business Enterprise. SFAS 131 establishes standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports. SFAS 131 also establishes standards for related disclosures about products and services, geographic areas, and major customers. To date, the Company has operated in one business segment as defined by the statement.

Effective December 31, 1998, the Company adopted the provisions of SFAS No. 132, Employers' Disclosures about Pensions and Other Post-retirement Benefits ("SFAS 132"). SFAS 132 supersedes the disclosure requirements in SFAS No. 87, Employers' Accounting for Pensions, and SFAS No. 106, Employers' Accounting for Post-retirement Benefits Other Than Pensions. The overall objective of SFAS 132 is to improve and standardize disclosures about pensions and other post-retirement benefits and to make the required information more understandable. The Company has to date not adopted benefit plans that would require the disclosures prescribed by the statement.

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), which is required to be adopted in years beginning after June 15, 1999. SFAS 133 will require the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

Management believes that the adoption of SFAS No. 133 will have no impact on the Company, as the Company has not engaged in transactions whose accounting treatment is prescribed by the statement.

Note 2.  Property, Plant and Equipment.

Property, plant and equipment consists of the following at September
30, 1999:

Office furniture an equipment        $   8,746
Manufacturing equipment                  1,710
                                     ---------
                                        10,456
Less accumulated depreciation           (3,285)
                                     ---------
                                        $7,171

Depreciation charged to operations was $1,484 and $2,252 for the years ended September 30, 1999 and 1998, respectively.

Note 3.  Patents

During May 1998, the Company purchased the patent for certain of its golf club technology from an unaffiliated company whose principal owner is a recognized expert in golf club design. The Company paid $100,000 in cash for the patent and is amortizing such cost over a fifteen-year period, the remaining term of the patent. Amortization expense amounted to $6,667 and $1,111 for the years ended September 30, 1999 and 1998, respectively.


Note 4. Stockholders' Equity

During the year ended September 30, 1998, the Company sold an aggregate of 367,400 shares of its common stock for gross proceeds of $145,643. The shares were sold to unaffiliated individuals at a price of $.50 per share and to existing directors and shareholders at a price of $.175 per share. The Company has recognized $38,057 as compensation expense related to the shares sold at the discounted price. Additionally, during the year ended September 30, 1998, the Company issued an aggregate of 215,600 shares of its common stock to certain individuals for services provided to the Company. The shares were valued at $.50 per share except for 15,000 of the shares that were valued at $1.00 per share pursuant to a consulting contract.

During the year ended September 30, 1999 the Company sold an aggregate of 1,139,280 shares of its common stock for gross proceeds of $239,72 and incurred $8,000 of costs related to the sales. The shares were sold to unaffiliated individuals at a price of $.50 per share through January 1999 and at $.25 per share thereafter and to certain existing directors and shareholders at a price of $.125 per share. The Company has recognized $77,800 as compen1sation expense related to the shares sold at the discounted price. Additionally, during the year ended September 30, 1999, the Company issued an aggregate of 1,932,400 shares of its common stock to certain individuals for services provided to the Company. The shares were valued at $.25 per share as they were issued after January 1999. Additionally, the Company issued 45,600 of its shares to certain note holders as repayment of principal and interest and issued 100,000 shares as additional interest to a note holder. These shares were valued at $.25 per share.

Certain of the shares issued for services in 1999 were for services not yet completed by the shareholder pursuant to a consulting contract. The shareholder became a director of the Company in connection with the agreement. Services charged to expense during the year amounted to $48,611 and the unearned services under the contract amounted to $201,389 at September 30, 1999 and are classified as a reduction of stockholders' equity. The services will be charged to expense ratably over the remaining term of the contract (29 months).

Note 5. Income Taxes.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classifications of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse. The Company had no significant deferred tax items arise during any of the periods presented.

The Company has not provided for income taxes during the years ended September 30, 1999 and 1998 as a result of operating losses. The Company has a net operating loss carryforward at September 30, 1999 of approximately $1,500,000, which will expire in the year 2012 ($230,000), 2013 ($440,000) and 2014 ($830,000). The Company has
fully reserved the deferred tax asset (approximately $510,000), that would arise from the loss carryforward since the Company believes that it is more likely than not that future income from operations will not be available to utilize the deferred tax asset.

Note 6. Commitments and contingencies

Operating leases:
The Company leases its office facilities under an operating lease through April 15, 2000. Minimum future rentals payable under the lease is as follows:

Year        Amount
2000      $24,849
2001      $24,849
2002      $ 2,071

Rent expense amounted to $29,463 and $16,609 for the years ended
September 30, 1999 and 1998, respectively.


Note 7.  Related Party Transactions

At September 30, 1997, the Company had outstanding cash working capital advances from its president amounting to $28,094. During the years ended September 30, 1999 and 1998, the Company made repayments against the advances of $9,787 and $6,154, respectively.
Additionally the officer advanced $5,500 to the Company during the year ended September 30, 1999. The advances are non-interest bearing and are expected to be repaid currently.

 (b) Pro forma financial information.

To be filed on or before January 29, 2000

Exhibits.

Agreement and Plan of Reorganization dated November 15, 1999

Item 8. Change in Fiscal Year. None

                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

Auric Enterprises, Inc.
(Registrant)

 By:  /s/ Robert Hinchey
     ----------------------------
      Robert Hinchey, President

Date: November 30, 1999